POWER OF ATTORNEY

            WHEREAS, the undersigned officers and directors of Vital Signs, Inc. desire to authorize Terence D. Wall, Anthony J. Dimun and Barry Wicker, to act as their attorneys-in-fact and agents, for the purpose of executing and filing the Corporation's Annual Report on Form 10-K for the year ended September 30, 1997, including all amendments thereto,

            NOW, THEREFORE,

            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Terence D. Wall, Anthony J. Dimun and Barry Wicker and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign the Corporation's Annual Report on Form 10-K for the year ended September 30, 1997, including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities on this 15th day of December, 1997.

SIGNATURE                                           TITLE



/s/Terence D. Wall
_____________________                             President,  Chief   Executive
Terence D. Wall                                   Officer and Director



/s/David J. Bershad
_____________________                             Director
David J. Bershad



/s/Anthony J. Dimun
_____________________                             Executive   Vice   President,
Anthony J. Dimun                                  Chief    Financial    Officer,
                                                  Treasurer  and Director (Chief
                                                  (Chief      Financial     and
                                                  Accounting Officer)
/s/Joseph J. Thomas
_____________________                             Director
Joseph J. Thomas



/s/John Toedtman
_____________________                             Director
John Toedtman



/s/Barry Wicker
_____________________                             Executive Vice President and
Barry Wicker                                      Director